UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 9, 2004

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH 45201

(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Earnings release for fourth quarter and fiscal year 2003.

Item 12.	Results of Operations and Financial Condition

On March 9, 2004, the Company released its earnings for the fourth quarter and fiscal year 2003. Attached hereto as Exhibit 99.1, and filed herewith, is the text of that release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

March 9, 2004	By:	/s/ Paul Heldman
Paul Heldman
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Earnings release for fourth quarter and fiscal year 2003.